Filed pursuant to Rule 497

File No. 333-275147

Rule 482ad

PEARL DIVER CREDIT COMPANY INC. ANNOUNCES

PRICING OF ITS UPSIZED INITIAL PUBLIC OFFERING

New York / London - July 17, 2024 - Pearl Diver Credit Company Inc. (NYSE: PDCC) (the “Company”) today announced the pricing of its upsized initial public offering of 2.2 million shares at $20 per share, which will result in net proceeds to the Company of approximately $44 million. In addition, the Company has granted the underwriters a 45-day option to purchase up to an additional 330,000 shares of common stock to cover over-allotments, if any. The Company is a closed-end, registered fund that will trade on the New York Stock Exchange under the ticker “PDCC.” The offering is expected to close on July 19, 2024, subject to customary closing conditions.

The Company intends to use the proceeds from the capital raised to build a diversified portfolio of senior secured U.S. corporate loans through investments in equity tranches of collateralized loan obligations (CLOs).

Kingswood Capital Partners, LLC is acting as the sole bookrunner for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus and this press release is not complete and may be changed. The preliminary prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A registration statement relating to these securities is on file with and has been declared effective by the SEC. Copies of the preliminary prospectus (and the final prospectus, when available) may be obtained by writing to Kingswood Capital Partners, LLC, 126 East 56th Street, Suite 22S, New York, NY 10022, or by calling 212-487-1080. Copies may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE